Exhibit 21.1

Subsidiaries of CIM Real Estate Finance Trust, Inc.

Entity Name	Jurisdiction of Formation/Incorporation
ARC DGLBNTN001, LLC	Delaware
ARC DGRMYIN001, LLC	Delaware
ARCP/GRD Biolife Portfolio I, LLC	Delaware
ARCP 24 Beaverton OR, LLC	Delaware
ARCP AA Lawton OK, LLC	Delaware
ARCP AA Mount Pleasant IA, LLC	Delaware
ARCP AA Willmar MN, LLC	Delaware
ARCP AN Wilmington OH, LLC	Delaware
ARCP AP Greenville SC, LLC	Delaware
ARCP AP Lithonia GA, LLC	Delaware
ARCP AP Savannah GA, LLC	Delaware
ARCP AS Clarksville TN, LLC	Delaware
ARCP AS Douglasville GA, LLC	Delaware
ARCP AS Flowood MS, LLC	Delaware
ARCP AZ Poughkeepsie NY, LLC	Delaware
ARCP AZ Sheffield OH, LLC	Delaware
ARCP Biolife Portfolio I Member, LLC	Delaware
ARCP BS Pelham AL, LLC	Delaware
ARCP BW Idaho Falls ID, LLC	Delaware
ARCP CH Forest City NC, LLC	Delaware
ARCP CV Danville IN, LLC	Delaware
ARCP CV Jacksonville FL, LLC	Delaware
ARCP DG Abbeville AL, LLC	Delaware
ARCP DG Alton TX, LLC	Delaware
ARCP DG Arapahoe NE, LLC	Delaware
ARCP DG Belle MO, LLC	Delaware
ARCP DG Berry AL, LLC	Delaware
ARCP DG Bloomfield NE, LLC	Delaware
ARCP DG Bluefield WV, LLC	Delaware
ARCP DG Blue Rapids KS, LLC	Delaware
ARCP DG Brandon SD, LLC	Delaware
ARCP DG Buffalo NY, LLC	Delaware
ARCP DG Crystal Springs MS, LLC	Delaware
ARCP DG Cullman (Berlin) AL, LLC	Delaware
ARCP DG Dora AL, LLC	Delaware
ARCP DG Edinburg (FM 2812) TX, LLC	Delaware
ARCP DG Eight Mile AL, LLC	Delaware
ARCP DG Elk Point SD, LLC	Delaware
ARCP DG Farmington NM, LLC	Delaware
ARCP DG Fruitport MI, LLC	Delaware
ARCP DG Hamilton AL, LLC	Delaware
ARCP DG Harlingen TX, LLC	Delaware
ARCP DG Hastings NE, LLC	Delaware
ARCP DG Hayneville AL, LLC	Delaware
ARCP DG Hillsboro OH, LLC	Delaware
ARCP DG Hinton WV, LLC	Delaware
ARCP DG Kasson MN, LLC	Delaware
ARCP DG Kolona IA, LLC	Delaware
ARCP DG Lamesa TX, LLC	Delaware

Entity Name	Jurisdiction of Formation/Incorporation
ARCP DG Lansing MI, LLC	Delaware
ARCP DG Los Fresnos TX, LLC	Delaware
ARCP DG Los Lunas (Manzerro) NM, LLC	Delaware
ARCP DG Louisburg KS, LLC	Delaware
ARCP DG Maple Lake MN, LLC	Delaware
ARCP DG Mission TX, LLC	Delaware
ARCP DG Moose Lake MN, LLC	Delaware
ARCP DG Moroa IL, LLC	Delaware
ARCP DG Neoga IL, LLC	Delaware
ARCP DG Nitro WV, LLC	Delaware
ARCP DG Onawa IA, LLC	Delaware
ARCP DG Ortonville MN, LLC	Delaware
ARCP DG Osceola NE, LLC	Delaware
ARCP DG Palestine IL, LLC	Delaware
ARCP DG Parchment MI, LLC	Delaware
ARCP DG Parsons TN, LLC	Delaware
ARCP DG Princeton MO, LLC	Delaware
ARCP DG Russell KS, LLC	Delaware
ARCP DG San Carlos TX, LLC	Delaware
ARCP DG Snead AL, LLC	Delaware
ARCP DG South Bay FL, LLC	Delaware
ARCP DG Springfield IL, LLC	Delaware
ARCP DG Topeka (45th) KS, LLC	Delaware
ARCP DG Volga SD, LLC	Delaware
ARCP DG Wagener SC, LLC	Delaware
ARCP DG Weslaco TX, LLC	Delaware
ARCP DG Wetumpka AL, LLC	Delaware
ARCP DG Winsted MN, LLC	Delaware
ARCP DV Riverview MI, LLC	Delaware
ARCP FD 2014 ALB Portfolio II, LLC	Delaware
ARCP FD Arkadelphia AR, LLC	Delaware
ARCP FD Deadwood SD, LLC	Delaware
ARCP FD Erwinville LA, LLC	Delaware
ARCP FD Pojoaque NM, LLC	Delaware
ARCP FD Portfolio XIII, LLC	Delaware
ARCP FD Portfolio XIV, LLC	Delaware
ARCP FD Portfolio XV, LLC	Delaware
ARCP FD Portfolio XVI, LLC	Delaware
ARCP FP Birmingham AL, LLC	Delaware
ARCP GC Georgetown KY, LLC	Delaware
ARCP GC Victoria TX, LLC	Delaware
ARCP GE Seven Fields PA, LLC	Delaware
ARCP GM Waukesha WI, LLC	Delaware
ARCP GP MT Inglewood CA, LLC	Delaware
ARCP GP UO Portfolio II, LLC	Delaware
ARCP GP UO Portfolio III, LLC	Delaware
ARCP GP UO Portfolio IV, LLC	Delaware
ARCP GP UO Portfolio V, LLC	Delaware
ARCP GS Baton Rouge LA, LLC	Delaware
ARCP GS Gardner MA, LLC	Delaware
ARCP GS Indianapolis IN, LLC	Delaware
ARCP GS Walker LA, LLC	Delaware
ARCP HC West Plains MO, LLC	Delaware

Entity Name	Jurisdiction of Formation/Incorporation
ARCP HL Burlington IA, LLC	Delaware
ARCP ID Cookeville TN, LLC	Delaware
ARCP ID Orlando FL, LLC	Delaware
ARCP ID Waldorf MD, LLC	Delaware
ARCP IH Rio Rancho NM, LLC	Delaware
ARCP KG Shelton WA, LLC	Delaware
ARCP KO Charlottesville VA, LLC	Delaware
ARCP KR Dothan AL, LLC	Delaware
ARCP KU Conway AR, LLC	Delaware
ARCP LA Columbus OH, LLC	Delaware
ARCP LO Alpharetta GA, LLC	Delaware
ARCP LO Covington LA, LLC	Delaware
ARCP LO Hilliard OH, LLC	Delaware
ARCP LO Lilburn GA, LLC	Delaware
ARCP LO Marietta GA, LLC	Delaware
ARCP LO Woodstock GA, LLC	Delaware
ARCP LR Fort Wayne IN, LLC	Delaware
ARCP LW Asheboro NC, LLC	Delaware
ARCP LW Mansfield OH, LLC	Delaware
ARCP MD Lawton OK, LLC	Delaware
ARCP MF Augusta ME, LLC	Delaware
ARCP MF Cincinnati OH, LLC	Delaware
ARCP MF Huber Heights OH, LLC	Delaware
ARCP MF Lakeland FL, LLC	Delaware
ARCP MF Middletown OH, LLC	Delaware
ARCP MF New Bern NC, LLC	Delaware
ARCP MF Port Charlotte FL, LLC	Delaware
ARCP MT Albuquerque NM, LLC	Delaware
ARCP MT Austell GA, LLC	Delaware
ARCP MT Carlisle PA, LLC	Delaware
ARCP MT Columbus IN, LLC	Delaware
ARCP MT Dickson City PA, LLC	Delaware
ARCP MT Florence KY, LLC	Delaware
ARCP MT Fort Collins CO, LLC	Delaware
ARCP MT Fort Wayne IN, LLC	Delaware
ARCP MT Glen Ellyn IL, LLC	Delaware
ARCP MT Grand Island NE, LLC	Delaware
ARCP MT Grovetown GA, LLC	Delaware
ARCP MT Hagerstown MD, LLC	Delaware
ARCP MT Hattiesburg MS, LLC	Delaware
ARCP MT Houston TX, LLC	Delaware
ARCP MT Inglewood CA, LP	Delaware
ARCP MT Jefferson City MO, LLC	Delaware
ARCP MT Kodak TN,LLC	Delaware
ARCP MT Lafayette IN, LLC	Delaware
ARCP MT Manitowoc WI, LLC	Delaware
ARCP MT Monroe LA, LLC	Delaware
ARCP MT Mooresville NC, LLC	Delaware
ARCP MT Morganton NC, LLC	Delaware
ARCP MT Mount Pleasant SC, LLC	Delaware
ARCP MT Muskegon MI, LLC	Delaware
ARCP MT Orlando FL, LLC	Delaware
ARCP MT Shippensburg PA, LLC	Delaware

Entity Name	Jurisdiction of Formation/Incorporation
ARCP MT Springfield IL, LLC	Delaware
ARCP MT Springfield MA, LLC	Delaware
ARCP MT Springfield OH, LLC	Delaware
ARCP MT Stroudsburg PA, LLC	Delaware
ARCP MT Vienna WV, LLC	Delaware
ARCP NB Bluffton SC, LLC	Delaware
ARCP NB Cypress TX, LLC	Delaware
ARCP NB Flower Mound TX, LLC	Delaware
ARCP NB Fort Worth TX, LLC	Delaware
ARCP NB North Richland Hills TX, LLC	Delaware
ARCP NB Pasadena TX, LLC	Delaware
ARCP NB Pearland TX, LLC	Delaware
ARCP NB Plano TX, LLC	Delaware
ARCP NB Summerville SC, LLC	Delaware
ARCP NB Tomball TX, LLC	Delaware
ARCP NB Wake Forest NC, LLC	Delaware
ARCP NW San Antonio TX, LLC	Delaware
ARCP OR Lamesa TX, LLC	Delaware
ARCP OR Stanley ND, LLC	Delaware
ARCP PE Independence MO, LLC	Delaware
ARCP PM East Peoria IL, LLC	Delaware
ARCP PS Pewaukee WI, LLC	Delaware
ARCP RA Jenison MI, LLC	Delaware
ARCP RC Beaumont TX, LLC	Delaware
ARCP RC Phoenix AZ, LLC	Delaware
ARCP RC Wichita Falls TX, LLC	Delaware
ARCP SH Broken Bow NE, LLC	Delaware
ARCP SH Valentine NE, LLC	Delaware
ARCP SM St. Louis MO, LLC	Delaware
ARCP SS Brockton MA, LLC	Delaware
ARCP ST Plainfield IN, LLC	Delaware
ARCP SW Macon GA, LLC	Delaware
ARCP SY Burlington NC, LLC	Delaware
ARCP SY Joliet IL, LLC	Delaware
ARCP TG Chesapeake VA, LLC	Delaware
ARCP TG Wilmington DE, LLC	Delaware
ARCP TL Killeen TX, LLC	Delaware
ARCP TS Fortuna CA, LLC	Delaware
ARCP UL Albany GA, LLC	Delaware
ARCP UL Greeley CO, LLC	Delaware
ARCP UO Portfolio II, LP	Delaware
ARCP UO Portfolio III, LP	Delaware
ARCP UO Portfolio IV, LP	Delaware
ARCP UO Portfolio V, LP	Delaware
ARCP WE Panama City FL, LLC	Delaware
ARCP WE Pensacola FL, LLC	Delaware
ARCP WG Arkadelphia AR, LLC	Delaware
ARCP WG Bartlett (5950 Stage) TN, LLC	Delaware
ARCP WG Bartlett (6697 Stage) TN, LLC	Delaware
ARCP WG Birmingham (Green Springs) AL, LLC	Delaware
ARCP WG Chicopee MA, LLC	Delaware
ARCP WG Cincinnati (Colerain) OH, LLC	Delaware
ARCP WG Decatur (Beltline) AL, LLC	Delaware

Entity Name	Jurisdiction of Formation/Incorporation
ARCP WG Dyersburg TN, LLC	Delaware
ARCP WG East Chicago IN, LLC	Delaware
ARCP WG Enterprise AL, LLC	Delaware
ARCP WG Evansville (Green River) IN, LLC	Delaware
ARCP WG Florence KY, LLC	Delaware
ARCP WG Forrest City AR, LLC	Delaware
ARCP WG Franklin TN, LLC	Delaware
ARCP WG Fraser MI, LLC	Delaware
ARCP WG Hobart IN, LLC	Delaware
ARCP WG Knoxville (Chapman) TN, LLC	Delaware
ARCP WG La Vista NE, LLC	Delaware
ARCP WG Little Rock (Bowman) AR, LLC	Delaware
ARCP WG Little Rock AR, LLC	Delaware
ARCP WG Malvern AR, LLC	Delaware
ARCP WG Memphis (Riverdale) TN, LLC	Delaware
ARCP WG Metropolis IL, LLC	Delaware
ARCP WG Michigan City IN, LLC	Delaware
ARCP WG Mt. Washington KY, LLC	Delaware
ARCP WG Oakland TN, LLC	Delaware
ARCP WG Oklahoma City OK, LLC	Delaware
ARCP WG Olathe KS, LLC	Delaware
ARCP WG River Falls WI, LLC	Delaware
ARCP WG Sacramento CA, LLC	Delaware
ARCP WG Sioux Falls SD, LLC	Delaware
ARCP WG St. Charles MO, LLC	Delaware
ARCP WG St. Louis (Lemay) MO, LLC	Delaware
ARCP WG St. Louis (Lusher) MO, LLC	Delaware
ARCP WG Tarboro NC, LLC	Delaware
ARCP WG Toledo (Reynolds) OH, LLC	Delaware
ARCP WG Troy OH, LLC	Delaware
ARCP WG Tulsa (Sheridan) OK, LLC	Delaware
ARCP WS Portfolio I, LLC	Delaware
ARCP WY Grafton VA, LLC	Delaware
ARCP WY Westminster CO, LLC	Delaware
CCO Condo Portfolio (AZ) Junior Mezzanine, LLC	Arizona
CCO Condo Portfolio (NY) Mezzanine, LLC	Delaware
CCO Condo Portfolio (NY) Mezzanine Holdings, LLC	Delaware
CIM BJ Roanoke VA, LLC	Delaware
CIM CL Fredericksburg VA, LLC	Delaware
CIM CL Richmond VA, LLC	Delaware
CIM CL Williamsburg VA, LLC	Delaware
CIM GP UO Madera CA, LLC	Delaware
CIM RE Lending Sub, LLC	Delaware
CIM Real Estate Finance Operating Partnership, LP	Delaware
CIM UO Madera CA, LP	Delaware
CMFT Corporate Credit Securities, LLC	Delaware
CMFT Real Estate Securities, LLC	Delaware
CMFT RE Lending RF Sub BB, LLC	Delaware
CMFT RE Lending RF Sub CB, LLC	Delaware
CMFT RE Lending RF Sub WF, LLC	Delaware
CMFT Securities Investments, LLC	Delaware
Cole 24 Fort Worth TX, LLC	Delaware
Cole AA Corydon IN, LLC	Delaware

Entity Name	Jurisdiction of Formation/Incorporation
Cole AA Dearborn Heights MI, LLC	Delaware
Cole AA Decatur GA, LLC	Delaware
Cole AA Lake Geneva WI, LLC	Delaware
Cole AA North Ridgeville OH, LLC	Delaware
Cole AA Rutherfordton NC, LLC	Delaware
Cole AA Starkville MS, LLC	Delaware
Cole AN Hillsboro OH, LLC	Delaware
Cole AS Greenville NC, LLC	Delaware
Cole AS McDonough GA, LLC	Delaware
Cole AS Valdosta GA, LLC	Delaware
Cole AW Sunrise Beach MO, LLC	Delaware
Cole AZ Philipsburg PA, LLC	Delaware
Cole BD Ambridge PA, LLC	Delaware
Cole BE Portfolio I, LLC	Delaware
Cole BG San Angelo TX, LLC	Delaware
Cole BG Waco TX, LLC	Delaware
Cole BN Golden Valley MN, LLC	Delaware
Cole BN Lauderdale FL, LLC	Delaware
Cole BN Lombard IL, LLC	Delaware
Cole BN Woodlands TX, LLC	Delaware
Cole BP Tallahassee FL, LLC	Delaware
Cole BW Warrenville IL, LLC	Delaware
Cole BW Woodridge IL, LLC	Delaware
Cole C+ Kansas City MO, LLC	Delaware
Cole CAB Portfolio, LLC	Delaware
Cole CL Denver CO, LLC	Delaware
Cole CL Frisco TX, LLC	Delaware
Cole CL Las Cruces NM, LLC	Delaware
Cole CL Midwest City OK, LLC	Delaware
Cole CL San Antonio TX, LLC	Delaware
Cole CL Wylie TX, LLC	Delaware
Cole CNAV Acquisitions, LLC	Delaware
Cole CS Tallahassee FL, LLC	Delaware
Cole CV Arnold MO LLC	Delaware
Cole CV Asheville NC, LLC	Delaware
Cole CV Austin (Bee Cave Pkwy) TX, LLC	Delaware
Cole CV Bainbridge GA, LLC	Delaware
Cole CV Bloomington IN LLC	Delaware
Cole CV Blue Springs MO, LLC	Delaware
Cole CV Bridgeton MO, LLC	Delaware
Cole CV Cartersville GA, LLC	Delaware
Cole CV Charleston SC, LLC	Delaware
Cole CV Chesapeake VA, LLC	Delaware
Cole CV Chicago (Central) IL, LLC	Delaware
Cole CV Cicero IN, LLC	Delaware
Cole CV Corpus Christi TX, LLC	Delaware
Cole CV Eminence KY, LLC	Delaware
Cole CV Florence AL, LLC	Delaware
Cole CV Goose Creek SC, LLC	Delaware
Cole CV Greenwood IN, LLC	Delaware
Cole CV Hanover Township NJ, LLC	Delaware
Cole CV Hazlet NJ LLC	Delaware
Cole CV Honesdale PA, LLC	Delaware

Entity Name	Jurisdiction of Formation/Incorporation
Cole CV Independence (West 23rd St.) MO, LLC	Delaware
Cole CV Indianapolis IN LLC	Delaware
Cole CV Irving TX, LLC	Delaware
Cole CV Janesville WI, LLC	Delaware
Cole CV Katy TX, LLC	Delaware
Cole CV Lincoln NE, LLC	Delaware
Cole CV London KY, LLC	Delaware
Cole CV Middletown NY LLC	Delaware
Cole CV North Wilkesboro NC, LLC	Delaware
Cole CV Poplar Bluff MO, LLC	Delaware
Cole CV Salem NH, LLC	Delaware
Cole CV San Antonio TX, LLC	Delaware
Cole CV Sand Springs OK, LLC	Delaware
Cole CV Santa Fe NM LLC	Delaware
Cole CV Sedalia MO, LLC	Delaware
Cole CV St. John MO, LLC	Delaware
Cole CV Temple Hills MD, LLC	Delaware
Cole CV Vineland NJ LLC	Delaware
Cole CV Waynesboro VA, LLC	Delaware
Cole CV West Monroe LA, LLC	Delaware
Cole DET Evergreen IL, LLC	Delaware
Cole DG Akron AL, LLC	Delaware
Cole DG Akron OH, LLC	Delaware
Cole DG Alliance NE, LLC	Delaware
Cole DG Asheville NC, LLC	Delaware
Cole DG Ashville AL, LLC	Delaware
Cole DG Atmore AL, LLC	Delaware
Cole DG Bainbridge OH, LLC	Delaware
Cole DG Bessemer AL, LLC	Delaware
Cole DG Bokchito OK, LLC	Delaware
Cole DG Botkins OH, LLC	Delaware
Cole DG Breaux Bridge LA, LLC	Delaware
Cole DG Broken Bow NE, LLC	Delaware
Cole DG Brownsville TX, LLC	Delaware
Cole DG Clay AL, LLC	Delaware
Cole DG Cleveland TX, LLC	Delaware
Cole DG Columbus OH, LLC	Delaware
Cole DG Conroe TX, LLC	Delaware
Cole DG Decatur (Eldorado) IL, LLC	Delaware
Cole DG Decatur IL, LLC	Delaware
Cole DG Delcambre LA, LLC	Delaware
Cole DG Delhi LA, LLC	Delaware
Cole DG Deridder (Hwy 190) LA, LLC	Delaware
Cole DG Deridder (Hwy 26) LA, LLC	Delaware
Cole DG Des Moines IA, LLC	Delaware
Cole DG Dundee MI, LLC	Delaware
Cole DG Ellerslie GA, LLC	Delaware
Cole DG Eufaula AL, LLC	Delaware
Cole DG Fort Valley GA, LLC	Delaware
Cole DG Fred TX, LLC	Delaware
Cole DG Geneva AL, LLC	Delaware
Cole DG Geraldine AL, LLC	Delaware
Cole DG Greenwell Springs LA, LLC	Delaware

Entity Name	Jurisdiction of Formation/Incorporation
Cole DG Groveport OH, LLC	Delaware
Cole DG Hanceville AL, LLC	Delaware
Cole DG Harvest AL, LLC	Delaware
Cole DG Harviel MO, LLC	Delaware
Cole DG Homeworth OH, LLC	Delaware
Cole DG Houston (Gears) TX, LLC	Delaware
Cole DG Houston TX, LLC	Delaware
Cole DG Huntsville AL, LLC	Delaware
Cole DG Independence MO, LLC	Delaware
Cole DG Kansas City (Oak) MO, LLC	Delaware
Cole DG Kansas City (Troost) MO, LLC	Delaware
Cole DG Kearney NE, LLC	Delaware
Cole DG Kinston AL, LLC	Delaware
Cole DG Lake Charles (Broad) LA, LLC	Delaware
Cole DG Leicester NC, LLC	Delaware
Cole DG Lima OH, LLC	Delaware
Cole DG Linden AL, LLC	Delaware
Cole DG Lone Jack MO, LLC	Delaware
Cole DG Loveland OH, LLC	Delaware
Cole DG Lubbock TX, LLC	Delaware
Cole DG Malvern AL, LLC	Delaware
Cole DG Manhattan KS, LLC	Delaware
Cole DG Mansfield OH, LLC	Delaware
Cole DG Maynardville TN, LLC	Delaware
Cole DG Millbrook AL, LLC	Delaware
Cole DG Mobile (Newman) AL, LLC	Delaware
Cole DG Mobile (Schillinger) AL, LLC	Delaware
Cole DG Monroeville OH, LLC	Delaware
Cole DG Montgomery AL, LLC	Delaware
Cole DG Mount Vernon IL, LLC	Delaware
Cole DG Nashville GA, LLC	Delaware
Cole DG Nashville MI, LLC	Delaware
Cole DG Navarre OH, LLC	Delaware
Cole DG Ness City KS, LLC	Delaware
Cole DG Newark OH, LLC	Delaware
Cole DG New Philadelphia OH, LLC	Delaware
Cole DG New Washington OH, LLC	Delaware
Cole DG Nixa MO, LLC	Delaware
Cole DG North Lewisburg OH, LLC	Delaware
Cole DG Opelousas LA, LLC	Delaware
Cole DG Oxford AL, LLC	Delaware
Cole DG Park Hill OK, LLC	Delaware
Cole DG Phenix City (2nd Street) AL, LLC	Delaware
Cole DG Piedmont AL, LLC	Delaware
Cole DG Pike Road AL, LLC	Delaware
Cole DG Plain City OH, LLC	Delaware
Cole DG Port Clinton OH, LLC	Delaware
Cole DG Pueblo CO, LLC	Delaware
Cole DG Ragley LA, LLC	Delaware
Cole DG Rainsville AL, LLC	Delaware
Cole DG Ravenna MI, LLC	Delaware
Cole DG Rayne LA, LLC	Delaware
Cole DG Roanoke IL, LLC	Delaware

Entity Name	Jurisdiction of Formation/Incorporation
Cole DG Romulus MI, LLC	Delaware
Cole DG Seale AL, LLC	Delaware
Cole DG Seminole AL, LLC	Delaware
Cole DG Shelby MI, LLC	Delaware
Cole DG Springfield NE, LLC	Delaware
Cole DG Springfield OH, LLC	Delaware
Cole DG Spring TX, LLC	Delaware
Cole DG St. Louis (Grand) MO, LLC	Delaware
Cole DG St. Louis (Lewis & Clark) MO, LLC	Delaware
Cole DG Superior NE, LLC	Delaware
Cole DG Temple GA, LLC	Delaware
Cole DG Theodore AL, LLC	Delaware
Cole DG Thibodaux (Veterans) LA, LLC	Delaware
Cole DG Toney AL, LLC	Delaware
Cole DG Urbana OH, LLC	Delaware
Cole DG Wakefield KS, LLC	Delaware
Cole DG Waterloo IA, LLC	Delaware
Cole DG Weston MO, LLC	Delaware
Cole DG Whitehouse OH, LLC	Delaware
Cole DG Whitwell TN, LLC	Delaware
Cole DG Wilmer AL, LLC	Delaware
Cole DG Wisner NE, LLC	Delaware
Cole DG Woodville OH, LLC	Delaware
Cole DG Yatesville GA, LLC	Delaware
Cole DK Oklahoma City (3rd Street) OK, LLC	Delaware
Cole DK Oklahoma City OK, LLC	Delaware
Cole FD Elizabethtown NY, LLC	Delaware
Cole FD Portfolio V, LLC	Delaware
Cole FD Portfolio VI, LLC	Delaware
Cole FD Portfolio X, LLC	Delaware
Cole FD Portfolio XI, LLC	Delaware
Cole FD Portfolio XII, LLC	Delaware
Cole GC Garland TX, LLC	Delaware
Cole GC Houston TX, LLC	Delaware
Cole GG Corpus Christi TX, LLC	Delaware
Cole GM Pensacola FL, LLC	Delaware
Cole GP GS Atwater CA, LLC	Delaware
Cole GP LA Riverside CA, LLC	Delaware
Cole GP MT San Jose CA, LLC	Delaware
Cole GP MT West Covina (Lakes) CA, LLC	Delaware
Cole GS Atwater CA, LP	Delaware
Cole GS Bixby OK, LLC	Delaware
Cole GS Conway AR, LLC	Delaware
Cole GS Gentry AR, LLC	Delaware
Cole GS Green Forest AR, LLC	Delaware
Cole GS Huntersville NC, LLC	Delaware
Cole GS Lincoln AR, LLC	Delaware
Cole GS Noel MO, LLC	Delaware
Cole GS Plainfield IL, LLC	Delaware
Cole GS Pocahontas AR, LLC	Delaware
Cole GS Russellville AR, LLC	Delaware
Cole GS Vilonia AR, LLC	Delaware
Cole GY Pooler GA, LLC	Delaware

Entity Name	Jurisdiction of Formation/Incorporation
Cole HD North Canton OH, LLC	Delaware
Cole HD Plainwell MI, LLC	Delaware
Cole HL Lewisville TX, LLC	Delaware
Cole HL Mooresville NC, LLC	Delaware
Cole HV Midland TX, LLC	Delaware
Cole JP Hanover Township NJ, LLC	Delaware
Cole JV Loganville GA, LLC	Delaware
Cole KG Bentonville (Central) AR, LLC	Delaware
Cole KG Fairfield IA, LLC	Delaware
Cole KG Mount Vernon MO, LLC	Delaware
Cole KG Urbandale IA, LLC	Delaware
Cole KG Whitehall OH, LLC	Delaware
Cole KO Cedar Falls IA, LLC	Delaware
Cole KO Hutchinson KS, LLC	Delaware
Cole KR Jonesboro AR, LLC	Delaware
Cole LA Bloomfield Hills MI, LLC	Delaware
Cole LA Garland TX, LLC	Delaware
Cole LA Houston TX, LLC	Delaware
Cole LA Mesa AZ, LLC	Delaware
Cole LA Ocoee FL, LLC	Delaware
Cole LA Riverside CA, LP	Delaware
Cole LO Adrian MI, LLC	Delaware
Cole LO Cincinnati (Ridge) OH, LLC	Delaware
Cole LO Columbia (7441 Two Notch) SC, LLC	Delaware
Cole LO Oxford AL, LLC	Delaware
Cole LO Tuscaloosa AL, LLC	Delaware
Cole LO Zanesville OH, LLC	Delaware
Cole LR Bristol VA, LLC	Delaware
Cole LR Lancaster TX, LLC	Delaware
Cole LR Martinsburg WV, LLC	Delaware
Cole LR Opelika AL, LLC	Delaware
Cole LR Sanford FL, LLC	Delaware
Cole LR Troy OH, LLC	Delaware
Cole MC Portfolio II, LLC	Delaware
Cole MD Port Arthur TX, LLC	Delaware
Cole MF Brunswick GA, LLC	Delaware
Cole MF Danville VA, LLC	Delaware
Cole MF Jonesboro AR, LLC	Delaware
Cole MF Nampa ID, LLC	Delaware
Cole MF Pineville NC, LLC	Delaware
Cole MI Bowling Green KY, LLC	Delaware
Cole MT Albany GA, LLC	Delaware
Cole MT Albuquerque (San Mateo) NM, LLC	Delaware
Cole MT Albuquerque NM, LLC	Delaware
Cole MT Baldwin PA, LLC	Delaware
Cole MT Beavercreek OH, LLC	Delaware
Cole MT Brevard NC, LLC	Delaware
Cole MT Brookfield WI, LLC	Delaware
Cole MT Brooklyn NY, LLC	Delaware
Cole MT Canton GA, LLC	Delaware
Cole MT Canton Marketplace, LLC	Delaware
Cole MT Clarksville IN, LLC	Delaware
Cole MT Columbia SC, LLC	Delaware

Entity Name	Jurisdiction of Formation/Incorporation
Cole MT Columbus OH, LLC	Delaware
Cole MT Coventry RI, LLC	Delaware
Cole MT Darien IL, LLC	Delaware
Cole MT Decatur AL, LLC	Delaware
Cole MT Duncan SC, LLC	Delaware
Cole MT East Manchester PA, LLC	Delaware
Cole MT Enterprise AL, LLC	Delaware
Cole MT Evergreen Park IL, LLC	Delaware
Cole MT Gadsden AL, LLC	Delaware
Cole MT Greenwood SC, LLC	Delaware
Cole MT Harker Heights TX, LLC	Delaware
Cole MT Humble (Sam Houston) TX, LLC	Delaware
Cole MT Lafayette LA, LLC	Delaware
Cole MT Loganville GA, LLC	Delaware
Cole MT Loganville GA (JV), LLC	Delaware
Cole MT Marietta GA, LLC	Delaware
Cole MT Marion IN, LLC	Delaware
Cole MT Matteson IL, LLC	Delaware
Cole MT Mobile AL, LLC	Delaware
Cole MT Newburgh NY, LLC	Delaware
Cole MT Oxford OH, LLC	Delaware
Cole MT Plover WI, LLC	Delaware
Cole MT Rapid City SD (I), LLC	Delaware
Cole MT Rapid City SD (I) Manager, LLC	Delaware
Cole MT Rapid City SD (II), LLC	Delaware
Cole MT Reynoldsburg OH, LLC	Delaware
Cole MT Riverdale UT, LLC	Delaware
Cole MT Riverview FL, LLC	Delaware
Cole MT Rocky Mount NC, LLC	Delaware
Cole MT Salisbury (Wallace Commons II) NC, LLC	Delaware
Cole MT Salisbury NC, LLC	Delaware
Cole MT San Antonio (Highway 151) TX, LLC	Delaware
Cole MT San Jose CA, LP	Delaware
Cole MT Schaumburg IL, LLC	Delaware
Cole MT Statesville NC, LLC	Delaware
Cole MT Viera FL, LLC	Delaware
Cole MT Waite Park MN, LLC	Delaware
Cole MT Warrenton OR, LLC	Delaware
Cole MT Waxahachie TX, LLC	Delaware
Cole MT West Covina (Lakes) CA, LP	Delaware
Cole MT Williamsburg VA, LLC	Delaware
Cole NB Cedar Hill TX, LLC	Delaware
Cole NB Fort Worth TX, LLC	Delaware
Cole NB Frisco TX, LLC	Delaware
Cole NB Montgomery IL, LLC	Delaware
Cole NG Denton TX, LLC	Delaware
Cole NG Idaho Falls ID, LLC	Delaware
Cole NG Lubbock TX, LLC	Delaware
Cole NR Tampa FL, LLC	Delaware
Cole OR Brownfield TX, LLC	Delaware
Cole OR Columbus TX, LLC	Delaware
Cole PB Clermont FL, LLC	Delaware
Cole PB Oviedo FL, LLC	Delaware

Entity Name	Jurisdiction of Formation/Incorporation
Cole PM Baton Rouge LA, LLC	Delaware
Cole PM Commerce MI, LLC	Delaware
Cole PM Eden Prairie MN, LLC	Delaware
Cole PM Edmond OK, LLC	Delaware
Cole PM Overland Park KS, LLC	Delaware
Cole PM Pittsburgh PA, LLC	Delaware
Cole PM Taylor MI, LLC	Delaware
Cole PM Tucson AZ, LLC	Delaware
Cole PM Wilkesboro NC, LLC	Delaware
Cole PS Milwaukee WI, LLC	Delaware
Cole PS Sheboygan WI, LLC	Delaware
Cole QC Kingston NY, LLC	Delaware
Cole QC Lake Katrine NY, LLC	Delaware
Cole QC Middletown (Highway 108) NY, LLC	Delaware
Cole QC Middletown (Main) NY, LLC	Delaware
Cole QC Middletown (Route 211) NY, LLC	Delaware
Cole QC Saugerties NY, LLC	Delaware
Cole RA Columbia SC, LLC	Delaware
Cole RO Fort Worth TX, LLC	Delaware
Cole SN Canton OH, LLC	Delaware
Cole SN Houston TX, LLC	Delaware
Cole SU Cocoa FL, LLC	Delaware
Cole SU Lake Worth FL, LLC	Delaware
Cole SU Merritt Island (405 Merritt) FL, LLC	Delaware
Cole SU Palm Beach Gardens FL, LLC	Delaware
Cole SU Palm City FL, LLC	Delaware
Cole SU Sebastian FL, LLC	Delaware
Cole SU Titusville FL, LLC	Delaware
Cole SU West Palm Beach (Forest Hill) FL, LLC	Delaware
Cole SU West Palm Beach FL, LLC	Delaware
Cole SX Simpsonville SC, LLC	Delaware
Cole TK Tarpon Springs FL, LLC	Delaware
Cole TR Asheville NC, LLC	Delaware
Cole TR Columbia SC, LLC	Delaware
Cole TR Wilmington NC, LLC	Delaware
Cole TS Ashland VA, LLC	Delaware
Cole TS Augusta KS, LLC	Delaware
Cole TS Cambridge MN, LLC	Delaware
Cole TS Canon City CO, LLC	Delaware
Cole TS Lumberton NC, LLC	Delaware
Cole TS Marion IN, LLC	Delaware
Cole TS Monticello FL, LLC	Delaware
Cole TS Newnan GA, LLC	Delaware
Cole TS South Hill VA, LLC	Delaware
Cole TS Spencer WV, LLC	Delaware
Cole TS Stuttgart AR, LLC	Delaware
Cole TS Weaverville NC, LLC	Delaware
Cole TS Woodward OK, LLC	Delaware
Cole VS Brownsville TX, LLC	Delaware
Cole VS Brownwood TX, LLC	Delaware
Cole VS McAllen TX, LLC	Delaware
Cole VS Midland TX, LLC	Delaware
Cole VS Odessa (42nd) TX, LLC	Delaware

Entity Name	Jurisdiction of Formation/Incorporation
Cole WG Andover KS, LLC	Delaware
Cole WG Austintown OH, LLC	Delaware
Cole WG Birmingham (Clairmont) AL, LLC	Delaware
Cole WG Blair NE, LLC	Delaware
Cole WG Connelly Springs NC, LLC	Delaware
Cole WG Cullman AL, LLC	Delaware
Cole WG Danville VA, LLC	Delaware
Cole WG Dearborn Heights MI, LLC	Delaware
Cole WG Fort Madison IA, LLC	Delaware
Cole WG Hickory NC, LLC	Delaware
Cole WG Huntsville AL, LLC	Delaware
Cole WG Kannapolis NC, LLC	Delaware
Cole WG Las Vegas NV, LLC	Delaware
Cole WG Lawton OK, LLC	Delaware
Cole WG Lubbock (82nd) TX, LLC	Delaware
Cole WG Lubbock (Indiana) TX, LLC	Delaware
Cole WG Mobile (Spring Hill) AL, LLC	Delaware
Cole WG Phoenix AZ, LLC	Delaware
Cole WG Pine Bluff AR, LLC	Delaware
Cole WG Springdale (Sunset) AR, LLC	Delaware
Cole WG Springfield IL, LLC	Delaware
Cole WG Suffolk VA, LLC	Delaware
Cole WG Sun City AZ, LLC	Delaware
Cole WM Perry GA, LLC	Delaware
Cole WM Tallahassee FL, LLC	Delaware
Cole WM York SC, LLC	Delaware
Cole WW Cape May NJ, LLC	Delaware
Cole WW Galloway NJ, LLC	Delaware
CRI REIT IV, LLC	Delaware
GRD Bloomington IN Biolife Holdings, LLC	Delaware
GRD Ft. Wayne IN Biolife Holdings, LLC	Delaware
Stringtown South, LLC	Delaware
VEREIT AA Mattoon IL, LLC	Delaware
VEREIT AN Mountain Home AR, LLC	Delaware
VEREIT GS Northville MI, LLC	Delaware
VEREIT HD Lincoln NE, LLC	Delaware
VEREIT HM Kissimmee FL, LLC	Delaware
VEREIT KO Easton MD, LLC	Delaware
VEREIT LA New Lenox IL, LLC	Delaware
VEREIT MF Appleton WI, LLC	Delaware
VEREIT MF Martinsville VA, LLC	Delaware
VEREIT MF Thomasville GA, LLC	Delaware
VEREIT MT Ashland KY, LLC	Delaware
VEREIT MT Ashtabula OH, LLC	Delaware
VEREIT MT Grove City OH, LLC	Delaware
VEREIT MT Harrisonburg VA, LLC	Delaware
VEREIT MT Lady Lake FL, LLC	Delaware
VEREIT MT Oshkosh WI, LLC	Delaware
VEREIT MT Owensboro KY, LLC	Delaware
VEREIT MT Plainfield IL, LLC	Delaware
VEREIT MT Salisbury MD, LLC	Delaware
VEREIT MT Sturbridge MA, LLC	Delaware
VEREIT MT Summerville SC, LLC	Delaware

Entity Name	Jurisdiction of Formation/Incorporation
VEREIT MT Tampa FL, LLC	Delaware
VEREIT MW Ft. Wayne IN, LLC	Delaware
VEREIT OR Clayton GA, LLC	Delaware
VEREIT SH Ballard UT, LLC	Delaware
VEREIT SH Cherokee IA, LLC	Delaware
VEREIT SH Cokato MN, LLC	Delaware
VEREIT SH Webster City IA, LLC	Delaware
VEREIT WM Anderson SC, LLC	Delaware
VEREIT WM Florence SC, LLC	Delaware